INVESTMENT AGREEMENT PLEDGE AGREEMENT



                            Dated as of July 1, 1996



                                     among



                       OLD DOMINION ELECTRIC COOPERATIVE,
                        as Investment Agreement Pledgor,


                          AMBAC INDEMNITY CORPORATION,


                                EPC CORPORATION


                                      and


                         CLOVER UNIT 2 GENERATING TRUST




                       CLOVER UNIT 2 GENERATING FACILITY
                                      AND
                               COMMON FACILITIES

                     INVESTMENT AGREEMENT PLEDGE AGREEMENT

                  This INVESTMENT AGREEMENT PLEDGE AGREEMENT, dated as of July 1, 1996 (this "Agreement"), among OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative, organized under the laws of the Commonwealth of Virginia, as pledgor (the "Investment Agreement Pledgor"), AMBAC INDEMNITY CORPORATION, a Wisconsin-domiciled stock insurance company ("AMBAC"), EPC CORPORATION, a Delaware corporation (the "Owner Participant") and CLOVER UNIT 2 GENERATING TRUST, a Delaware business trust created pursuant to the Trust Agreement (as defined pursuant to Section 1) (the "Facility Owner").

                  WHEREAS,   the  Investment   Agreement   Pledgor,   the  Owner
Participant, Wilmington Trust Company (in the capacities set forth therein), the Facility Owner and Utrecht-America Finance Co., have entered into a Participation Agreement dated as of July 1, 1996 (the "Participation Agreement");

                  WHEREAS, the Investment Agreement Pledgor and the Facility Owner have entered into the Operating Equipment Agreement and the Operating Foundation Agreement;

                  WHEREAS,   pursuant  to  the  Participation   Agreement,   the
Investment Agreement Pledgor has obtained from AMBAC the Surety Bond;

                  WHEREAS, the Investment Agreement Pledgor and AMBAC have entered into the AMBAC Guaranty, pursuant to which the Investment Agreement Pledgor has agreed, among other things, to reimburse AMBAC for any payments made under the Surety Bond; and

                  WHEREAS, the Investment Agreement Pledgor has entered into an Investment Agreement with AMBAC Capital Funding, Inc. ("AMBAC Capital") and AMBAC, dated as of July 1, 1996 (the "Investment Agreement"), and is willing to pledge to AMBAC, the Owner Participant and the Facility Owner (collectively, the "Secured Parties") substantially all of its rights under the Investment Agreement to secure the Secured Obligations.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1.  DEFINED TERMS.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement.


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SECTION 2.  PLEDGE.

         SECTION 2.1 PLEDGE OF INVESTMENT AGREEMENT. To secure the Secured Obligations (as defined in Section 3 hereof) the Investment Agreement Pledgor hereby transfers, assigns, pledges and grants a security interest in each and all of its right, title and interest in the Investment Agreement (including, without limitation, the right of the Investment Agreement Pledgor to receive all amounts payable under the Investment Agreement in accordance therewith), but excluding the Investment Agreement Pledgor's rights to elect remedies under Sections 4.2, 4.3 and 5.3 thereof, all instruments or certificates evidencing the Investment Agreement and all interest, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for, any or all of the Investment Agreement and all proceeds of the Investment Agreement to the Secured Parties for their benefit; provided, however, that so long as no event of default under any of the Secured Obligations has occurred and is continuing, interest payable under the Investment Agreement shall be paid to the Investment Agreement Pledgor, free and clear of the Lien and security which is created hereunder. The Secured Parties hereby accept such transfer, assignment, pledge and security interest.

         SECTION 2.2 DISTRIBUTION OF PROCEEDS OF INVESTMENT AGREEMENT. Any amounts received in respect of the Investment Agreement after an event of default under the Guaranty Agreement shall have occurred and be continuing shall be applied or distributed ratably among AMBAC, the Facility Owner and the Owner Participant according to the Secured Obligations held by each, to the extent and only to the extent that (A) AMBAC is obligated to pay such obligations in accordance with the terms of the Surety Bond and (B) such obligations are not paid by AMBAC in accordance with the terms of the Surety Bond.

         The balance, if any, of such amounts remaining shall be distributed to the Investment Agreement Pledgor.


SECTION 3. SECURED OBLIGATIONS.

         The purpose of this pledge is to secure (a) the Investment Agreement Pledgor's obligations to pay the Covered Obligations to the extent and only to the extent that (x) AMBAC is obligated to pay such Covered Obligations under the Surety Bond (y) a timely Demand for Payment is made in accordance with the terms of the Surety Bond and (z) AMBAC shall have failed to honor such Demand for Payment and (b) the Investment Agreement Pledgor's obligations under the AMBAC Guaranty. All of the foregoing obligations shall be referred to as "Secured Obligations."

         Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be payable to the Secured Parties under the Operative Documents but for the fact that they are unenforceable or not allowable due to
(a) the existence of a bankruptcy, insolvency, reorganization, arrangement or moratorium involving the Investment Agreement Pledgor or


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(b) other laws relating to or effecting  the  enforcement  of creditor's  rights generally against the Investment Agreement Pledgor.


SECTION 4.  REMEDIES.

         SECTION 4.1 RIGHTS OF THE SECURED PARTIES. Upon the happening and during the occurrence of any event of default under the Guaranty Agreement, subject to the provisions of Section 4.2 hereof, the Secured Parties may (in addition to any other actions permitted under the other Operative Documents or by statute or at law or in equity) exercise any rights or remedies granted hereunder. The Secured Parties may enforce the right of pledge created hereby to the fullest extent possible in accordance with, and shall be entitled to all rights, remedies and benefits afforded to pledgees under, the laws of the State of New York. To the extent necessary to realize the benefit of the pledge of the Investment Agreement effected by Section 3, the Investment Agreement Pledgor authorizes the Secured Parties to exercise any of its rights under the Investment Agreement other than the Investment Agreement Pledgor's rights under the Investment Agreement to elect remedies pursuant to Sections 4.2, 4.3 and 5.2 thereof.

         SECTION 4.2 CONTROL OF REMEDIES. Notwithstanding anything else contained in this Agreement, upon the occurrence and during the continuance of an event of default under the Guaranty Agreement, AMBAC shall be entitled to control and direct the enforcement of all rights and remedies granted to the Secured Parties for the benefit of all Secured Parties, and to give sole consent wherever the consent of all Secured Parties is required in this Agreement; PROVIDED, HOWEVER, that if (a) a Secured Obligation is covered under the Surety Bond and (b) AMBAC fails to pay when due a claim properly made under the Surety Bond, the Facility Owner and the Owner Participant shall have the right to appoint a party to control and direct the enforcement of all rights and remedies under this Agreement.

         SECTION 4.3 FILINGS. The Investment Agreement Pledgor agrees that it shall, at its own expense, execute and deliver all financing statements necessary to perfect the Secured Parties' or any assignee's interest in the Investment Agreement or any assignment or other document reasonably requested by the Secured Parties to perfect, protect, enforce or otherwise give effect to the Secured Parties' rights and remedies hereunder.

         SECTION 4.4 ATTORNEY-IN-FACT. If the Investment Agreement Pledgor is unable or unwilling to sign such assignments, financing statements or other documents and to file financing statements or other public notices or recording with the appropriate authorities, as and when reasonably requested by counsel to the Secured Parties, the Investment Agreement Pledgor hereby authorizes the Secured Parties to sign as the Investment Agreement Pledgor's true and lawful agent and attorney-in-fact any such assignments, financing statement or other documents and to make any such filings.


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

         SECTION 4.5 THE SECURED PARTIES' DUTIES. The powers conferred on the Secured Parties hereunder are solely to protect their interests in the Investment Agreement and shall not impose any duty upon any of them to exercise any such powers. Except for the accounting for monies actually received by any of them hereunder, the Secured Parties shall have no duty as to the Investment Agreement or other matters relative to the Investment Agreement, whether or not the Secured Parties have or are deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Investment Agreement.

         SECTION 4.6 RELEASE OF INVESTED MONIES. If the Investment Agreement Pledgor pays the first installment of the Purchase Option Price or Foundation Option Price on the Expiration Date pursuant to Section 15.1 of each of the Operating Agreements, any remaining principal balance of the Invested Monies (as defined in the Investment Agreement) shall be distributed to the Investment Agreement Pledgor. So long as the Investment Agreement Pledgor is not in default under its Secured Obligations, interest on the Invested Monies shall be distributed to the Investment Agreement Pledgor as provided in the Investment Agreement).


SECTION 5.  DISCHARGE.

         The Secured Parties agree that when the Secured Obligations shall have been fully paid and discharged, the Secured Parties, at the written request and cost of the Investment Agreement Pledgor, shall immediately confirm the release of the Investment Agreement from any Lien created pursuant to this Agreement and of all claims that the Secured Parties may have hereunder.


SECTION 6.  REPRESENTATIONS AND WARRANTIES.

         SECTION 6.1 UNLIMITED HOLDER. The Investment Agreement Pledgor represents and warrants that it is the legal and beneficial owner of the Investment Agreement and that the Investment Agreement is not subject to any Lien or to any other right of any third party, except as provided by the Operative Documents.

         SECTION 6.2 RIGHTS IN THE INVESTMENT AGREEMENT. The Investment Agreement Pledgor represents and warrants that the pledge of the Investment Agreement under this Agreement vests in the Secured Parties a valid security interest in the Investment Agreement, as contemplated by this Agreement, subject to the provisions, if applicable, of Section 9-306 of the Uniform Commercial Code as in effect in New York.


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


SECTION 7.  COVENANT OF THE INVESTMENT AGREEMENT PLEDGOR.

         The Investment Agreement Pledgor shall not, without the prior written consent of the Secured Parties (a) sell, assign or otherwise dispose of, or grant any option with respect to, the Investment Agreement or (b) create or permit any Lien upon or with respect to the Investment Agreement, except for the pledge created hereby.


SECTION 8.  MISCELLANEOUS.

         SECTION 8.1. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the party against whom enforcement of such change is sought.

         SECTION 8.2. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to the Investment Agreement Pledgor:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:      Vice President of Accounting and Finance


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



If to AMBAC:

         AMBAC Indemnity Corporation
         One State Street Plaza
         New York, New York  10004

         Facsimile No.:  (212) 344-5297
         Telephone No.:  (212) 668-0340
         Attention:      General Counsel

If to the Owner Participant:

         EPC Corporation
         c/o Chrysler Capital Corporation
         225 High Ridge Road
         Stamford, Connecticut  06905

         Facsimile No.:  (203) 975-3911
         Telephone No.:  (203) 975-3500
         Attention:      President

If to the Facility Owner:

         Clover Unit 2 Generating Trust
         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware  19890-0001

         Facsimile No.:  (302) 651-8882
         Telephone No.:  (302) 651-1000
         Attention:      Corporate Trust Administration

         SECTION 8.3 SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Investment Agreement Pledge Agreement shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.


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

         SECTION 8.4   SUCCESSORS AND ASSIGNS.

         (a) This Investment Agreement Pledge Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

         (b) Except as expressly provided herein or in any other Operative Document, the Investment Agreement Pledgor may not assign its interests herein without the consent of the Secured Parties.

         SECTION 8.5. BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 8.6. GOVERNING LAW. THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 8.7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 8.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

         SECTION 8.9. HEADINGS. The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 8.10. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

         SECTION 8.11. EFFECTIVENESS OF AGREEMENT. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by each of the Secured Parties and the Investment Agreement Pledgor.


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


         SECTION 8.12. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Clover Unit 2 Generating Trust (the "Trust") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other Operative Documents.


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


                  IN WITNESS WHEREOF, the Investment Agreement Pledgor and the Secured Parties have caused this Investment Agreement Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.


                                     OLD DOMINION ELECTRIC COOPERATIVE,
                                       as Investment Agreement Pledgor


                                     By: /s/ DANIEL M. WALKER
                                        --------------------------------------
                                        Name: Daniel M. Walker
                                        Title: Vice President
                                        Date: July 31, 1996


                                     AMBAC INDEMNITY CORPORATION


                                     By: /s/ T.S. TRAVERS
                                        --------------------------------------
                                        Name: T.S. Travers
                                        Title: First Vice President
                                        Date: July 31, 1996


                                     CLOVER UNIT 2 GENERATING TRUST

                                     By: Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement


                                     By: /s/ EMMETT R. HARMON
                                        ----------------------------------------
                                        Name: Emmett R. Harmon
                                        Title: Vice President
                                        Date: July 31, 1996


                                     EPC CORPORATION


                                     By: /s/ WALTER F. GREENFIELD
                                        ----------------------------------------
                                        Name: Walter F. Greenfield
                                        Title: Vice President
                                        Date: July 31, 1996

Acknowledged and consented to by:

AMBAC CAPITAL FUNDING, INC.



By:
   -------------------------------
   Name:
   Title:
   Date: